MEDINOTEC, INC.

AUDIT COMMITTEE CHARTER

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1.	EXECUTIVE SUMMARY

1.1.	Medinotec, Inc. (the “Company”) has duly constituted an Audit Committee (the “Committee”) of the Board of Directors (the “Board”). The Committee is actively involved in the Company’s governance, risk management and internal control practices; and provides independent oversight over the Board and its activities.

1.2.	The purposes of this Audit Committee Charter (this/the “Charter”) is to set forth the specific roles and responsibilities of the Committee as is authorised by the Company’s Corporate Governance Charter and/or prescribed by applicable laws.

2.	PURPOSE, COMPOSITION AND MEETINGS OF THE COMMITTEE

2.1.	Purpose

2.1.1.	The Committee is established by the Board for the primary purpose of providing oversight in respect of the following:

2.1.1.1.	the Company’s accounting and financial reporting processes;

2.1.1.2.	the Company’s compliance with legal and regulatory requirements;

2.1.1.3.	the qualifications, independence and performance of the Company’s independent auditors and of the internal audit function;

2.1.1.4.	the Company’s disclosure controls and procedures, and

2.1.1.5.	compliance with ethical standards adopted by the Company.

2.1.2.	The Committee has the authority to initiate and conduct investigations into any matters within its scope of responsibility and is obliged to regularly report to the Board regarding the execution of its duties.

2.2.	Composition

2.2.1.	The Committee shall be appointed by the Board and shall comprise of at least three (3) directors. Each Committee member shall meet the applicable standards of independence and the determination of independence shall be made by the Board and as defined by applicable standards listing. At least one member shall qualify as an “audit committee financial expert” as defined by the SEC, such person to be designated as the Committee Chairperson (“the Chairperson”).

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2.2.2.	Each member of the Committee shall be elected by the Board, at the first meeting of the Board following each annual general meeting of the shareholders. The Board may remove any member of the Committee, with or without cause, during their period of office.

2.3.	Meetings

2.3.1.	The Committee shall formally convene for a meeting at least 4 (four) times annually, at such times and places as it deems necessary to fulfil its responsibilities.

2.3.2.	Each scheduled meeting shall conclude with an executive session of the Committee without members of the Company’s management being present.

2.3.3.	In addition, the Committee shall meet periodically with Company’s independent auditor and management for the purposes of discussing the Company’s annual audited financial statements and quarterly financial statements.

3.	DUTIES, POWERS AND RESPONSIBILITIES

3.1.	General Duties

3.1.1.	The Committee is charged with the general duty and corresponding power to:

3.1.1.1.	review and reassess this Charter periodically, at least annually, and recommend to the Board any necessary amendments;

3.1.1.2.	review the Company’s annual and quarterly financial statements prior to the first public release of the Company’s financial results for such year or quarter (as well as the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q in advance of such filings);

3.1.1.3.	review other relevant reports or financial information, including management certifications as required by the Sarbanes-Oxley Act of 2002 and relevant reports rendered by the independent auditor;

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3.1.1.4.	recommend to the Board whether the financial statements should be included in the annual report on Form 10-K and, if applicable, the Company’s Annual Report to shareholders;

3.1.1.5.	discuss earnings press releases, prior to distribution, including the type and presentation of information, paying particular attention to any non-GAAP information (including any “pro forma” or “adjusted” information);

3.1.1.6.	discuss financial information and earnings guidance provided to analysts and ratings agencies, prior to distribution thereof; and

3.1.1.7.	review the regular internal reports to management prepared by the internal audit function.

3.1.2.	In addition, the Committee must:

3.1.2.1.	review with the independent auditor, the internal audit function, and management the extent to which changes or improvements in financial or accounting practices have been implemented;

3.1.2.2.	prepare the report that the SEC requires be included in the Company’s annual proxy statement;

3.1.2.3.	conduct an annual performance assessment regarding this Committee’s purpose, duties, and responsibilities outlined herein; and

3.1.2.4.	perform any other activities consistent with the charter, the Company’s bylaws, and governing law, as the Board deems necessary or appropriate.

3.2.	Independent Auditor

3.2.1.	The Committee is solely and directly responsible for the appointment, compensation, retention, and oversight of any independent auditor engaged for the purpose of preparing or issuing any audit report or performing related work. In the exercise of this function, the Committee must:

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3.2.1.1.	review the performance of the independent auditor (and remove the independent auditor if the circumstances warrant such removal);

3.2.1.2.	set the compensation of the independent auditor and approve all audit engagement fees and terms;

3.2.1.3.	consider whether the auditor’s performance of permissible non-audit services is compatible with the auditor’s independence;

3.2.1.4.	discuss with the independent auditor the matters required to be discussed under the Statement on Auditing Standards (SAS) No. 61 (as amended);

3.2.1.5.	review with the independent auditor any significant matters arising from any audit or report or communication relating to the financial statements, including any material audit problems or difficulties;

3.2.1.6.	review the independent auditor’s report on the Company’s internal control over financial reporting and management’s report on internal control over financial reporting, from the time that such reports are prepared; and hold timely discussions with the independent auditor regarding the following:

3.2.1.6.1.	all critical accounting policies and practices;

3.2.1.6.2.	all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

3.2.1.6.3.	other material written communications between the independent auditor and management, including, but not limited to, the management letter and schedule of unadjusted differences;

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3.2.1.7.	at least annually, obtain and review a written report by the independent auditor describing:

3.2.1.7.1.	the firm’s internal quality control procedures;

3.2.1.7.2.	any material issues raised by the most recent internal quality control review or peer review, or by any inquiry or investigation conducted by governmental or professional authorities; and

3.2.1.7.3.	all relationships between the independent auditor and the Company, addressing the matters set forth in Independence Standards Board Standard No. 1;

3.2.1.8.	review the experience and qualifications of the lead partner and other senior members of the independent audit team and determine that all partner rotation requirements, as promulgated by the applicable rules and regulations, are executed;

3.2.1.9.	consider whether there should be rotation of the firm itself;

3.2.1.10.	actively engage in dialogue with the independent auditor with respect to any disclosed relationships or services that may affect the independence and objectivity of the auditor;

3.2.1.11.	review and pre-approve both audit and non-audit services to be provided by the independent auditor;

3.2.1.12.	set clear hiring policies, compliant with governing laws and regulations, for employees or former employees of the independent auditor that participated in any capacity in any Company audit; and

3.2.1.13.	select, retain, compensate, oversee and terminate, if necessary, any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit-related services for the Company.

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3.3.	Financial Reporting Processes, Accounting Policies and Internal Controls

3.3.1.	In addition, the Committee must, in consultation with the independent auditor and the Company’s management:

3.3.1.1.	review and discuss the integrity of the organization’s financial reporting processes (both internal and external), and the internal control structure (including disclosure controls and procedures and internal control over financial reporting);

3.3.1.2.	review and discuss the Company’s report regarding internal control over financial reporting and any major issues as to the adequacy of the Company’s internal controls;

3.3.1.3.	receive and review any disclosure from the Company’s CEO or CFO made in connection with the certification of the Company’s quarterly and annual reports filed with the SEC, including:

3.3.1.3.1.	all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarise, and report financial data; and

3.3.1.3.2.	any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls;

3.3.1.4.	review major issues regarding accounting principles and financial statement presentations;

3.3.1.5.	review analyses prepared by the Company’s management and/or independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements;

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3.3.1.6.	review the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company;

3.3.1.7.	review and pre-approve all related party transactions, defined as those transactions or arrangements required to be disclosed under item 404 of Regulation S-K, on an ongoing basis;

3.3.1.8.	establish and maintain procedures for the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls, or auditing matters;

3.3.1.9.	establish and maintain procedures for the confidential, anonymous submission by Company employees regarding questionable accounting or auditing matters;

3.3.1.10.	periodically discuss with the independent auditor, without the Company’s management being present:

3.3.1.10.1.	such firm’s judgments about the quality, appropriateness, and acceptability of the Company’s accounting principles and financial disclosures practices, as applied in its financial reporting; and

3.3.1.10.2.	the completeness and accuracy of the Company’s financial statements; and

3.3.1.11.	meet periodically with the Company’s management and the independent auditors to:

3.3.11.1.	review the annual audit plans of the independent auditors; and

3.3.11.2.	receive a detailed explanation of the accounting for any unusual or non-recurring transactions which have a material impact on the Company’s financial statements during the reporting period.

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3.4.	Internal Audits

3.4.1.	With regard to internal audits, the Committee must:

3.4.1.1.	review and advise on the selection and removal of the internal audit director;

3.4.1.2.	review activities, the organisational structure, and qualifications of the internal audit function;

3.4.1.3.	annually review and recommend changes (if any) to the internal audit charter; and

3.4.1.4.	periodically review, with the internal audit director, any significant difficulties, disagreements with management, or scope restrictions encountered in the course of the function’s work.

3.5.	Legal, Compliance and Risk Management

3.5.1.	The Committee is further charged with several responsibilities in matters involving legal, compliance and risk management and, accordingly, must:

3.5.1.1.	establish, review and update the Company’s Code of Ethics, including policies associated therewith; applicable to all employees and directors of the Company;

3.5.1.2.	determine whether the code is in compliance with all applicable rules and regulations;

3.5.1.3.	review and pre-approve any change or waiver of this code; and any disclosure made on Form 8-K regarding such change or waiver;

3.5.1.4.	review the management’s monitoring of the Company’s compliance with the Code of Ethics, and determine whether the Company’s management has the proper review system in place to ensure that the Company’s financial statements, reports, and other financial information disseminated to governmental organisations and to the public satisfy all legal requirements;

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3.5.1.5.	review legal compliance matters, including the Company’s Insider Trading Policy;

3.5.1.6.	review any legal matter that could have a significant impact on the Company’s financial statements; and

3.5.1.7.	discuss policies with respect to risk assessment and risk management, including appropriate guidelines and policies to govern the process, as well as the Company’s major financial risk exposures and the steps the Company’s management has undertaken to control them.

3.6.	Additional Responsibilities

3.6.1.	Until such time that further committees are constituted, the Board may direct that the Audit Committee, in addition to a principal oversight function assume various responsibilities in respect of additional matters, including but not limited to nominations and corporate governance and remuneration.

3.6.2.	Nominations and Corporate Governance

3.6.2.1.	The following responsibilities typically fall within the purview of matters related to nominations and corporate governance:

3.6.2.1.1.	monitor the composition, size and independence of the Board and recommend changes to the Board as may be appropriate;

3.6.2.1.2.	annually review the continued appropriateness of Board and committee memberships for each director;

3.6.2.1.3.	develop and recommend to the Board the appropriate skills and characteristics required of directors, as well as any additional qualifications appropriate for any one or more directors, based on the needs of the Company from time to time;

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3.6.2.1.4.	seek out appropriate, qualified candidates to serve as directors of the Company;

3.6.2.1.5.	monitor the Company’s procedures for the receipt and consideration of director nominations by shareholders and other persons;

3.6.2.1.6.	interview and otherwise examine director candidates and their credentials;

3.6.2.1.7.	perform such other advisory functions with respect to the selection and nomination of directors of the Company;

3.6.2.1.8.	recommend to the Board the annual assignment of directors to Board committees and the nomination of committee chairpersons;

3.6.2.1.9.	monitor the Company’s compliance with governance obligations and “best practices” and recommend changes for review and approval by the Board;

3.6.2.1.10.	consider and recommend to the Board stock ownership and/or stock retention guidelines, if any, for non-employee directors;

3.6.2.1.11.	establish and monitor procedures by which the Board will conduct, at least annually, evaluations of its performance;

3.6.2.1.12.	establish and monitor procedures for the receipt of stockholder communications directed to the Board;

3.6.2.1.13.	prepare or review disclosure regarding the Committee’s duties required to be included in the Company’s annual proxy statement;

3.6.2.1.14.	review and make recommendations to the Board regarding proposals submitted by stockholders for presentation at a stockholder meeting;

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3.6.2.1.15.	develop and implement director orientation and continuing education programs; and

3.6.2.1.16.	oversee an annual review by the Board on succession planning, including transitional leadership for unplanned vacancies.

3.6.3.	Remuneration

3.6.3.1.	The following shall be the principal recurring functions in remuneration-related matters:

3.6.3.2.	review and approve performance goals and objectives relevant to the compensation of all executive officers, evaluate the performance of each executive officer in light of those goals and objectives, and set each executive officer’s compensation, including incentive-based and equity-based compensation, based on such evaluation;

3.6.3.3.	review and make recommendations to the Board with respect to fixed remuneration, incentive and equity-based compensation plans and employee benefit plans. In reviewing and making recommendations regarding fixed remuneration, incentive compensation plans, equity-based plans and employee benefit plans;

3.6.3.4.	review and make recommendations to the Board regarding compensation-related matters outside the ordinary course, including but not limited to employment contracts, change-in-control provisions and severance arrangements;

3.6.3.5.	administer the Company’s stock option, stock incentive, and other stock compensation plans as required by Rule 16b-3, including the function of making and approving all grants of options and other awards to all executive officers and directors, and all other eligible individuals, under such plans;

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3.6.3.6.	review the Company’s incentive compensation arrangements to determine whether they encourage excessive risk-taking, to review and discuss at least annually the relationship between risk management policies and practices and compensation, and to evaluate compensation policies and practices that could mitigate any such risk;

3.6.3.7.	annually review and make recommendations to the Board regarding director compensation and benefits for service on the Board;

3.6.3.8.	assist the Company’s management in developing and, when appropriate, recommend to the Board, the design of compensation policies and plans;

3.6.3.9.	review and discuss with the Company’s management the disclosures in the Company’s “Compensation Discussion and Analysis” section of its proxy statement and any other disclosures regarding executive and director compensation to be included in the Company’s public filings or shareholder reports;

3.6.3.10.	consider and recommend to the Board stock ownership and/ or stock retention guidelines, if any, for executive officers; and

3.6.3.11.	ensure fair, transparent, and responsible remuneration for executive management in the context of overall employee remuneration, including monitoring and managing the gap between the remuneration of executives and lower paid workers.

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4.	RESOURCES AND AUTHORITY

4.1.	The Committee shall be afforded the necessary and appropriate resources and authority for the purposes of discharging its responsibilities set forth in this Charter.

4.2.	In accordance herewith, the Committee has the authority to obtain advice and assistance from external legal, accounting or other advisors as may be deemed necessary; and the Company will make provision to fund such external advisors and any other ordinary administrative expenses associated with the powers and duties of the Committee.

5.	REVISION

The Committee shall review and reassess, on at least an annual basis, the adequacy of this Charter and recommend any change or modification to the Charter to the Company’s Board of Directors.

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